EXHIBIT 10.8

                                 PROMISSORY NOTE

Early Renewal & Increased Consolidation Note Re:
$100,000.00 note dated 1-10-96
and $200,000.00 note of even date herewith     Loan No.          1200474/9488-TS
                                               Fluctuating Rate             P+2%
                                               Revolving Credit              Yes

$300,000.00                                    March 25, 1997

         Each party signing this promissory note as maker (each of whom, together with each endorser, surety of guarantor, is hereinafter included in the term "Obligor"), jointly and severally promises to pay to the order of UNITED NATIONAL BANK, hereinafter called "Holder," at its office at 1399 S.W. First Avenue, Miami, Florida 33130 (or at such other place as the Holder hereof may designate), the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS with interest at two per cent per annum in excess of the "prime rate" established by the Holder, as such rate shall change from time to time in accordance with the credit polices of the Holder; the prime rate so established by the Holder not necessarily being the lowest or best rate charged to its borrowers. The interest rate to be charged hereunder will be determined based upon the applicable prime rate as it shall change from time to time during the term of the loan evidenced by this note. Such rate shall initially be determined on the date of funding hereunder and thereafter on each date that the Holder shall change its prime rate. Verification from the Holder of its prime rate applicable on a particular date during the term of the loan evidenced by this note will be available upon an Obligor's written request therefor. Interest on principal will accrue from the date of funding at the rate of 1/360th of annual interest for each day that principal is outstanding; provided, however, in no event shall interest be due at a rate in excess of the maximum permissible legal rate. In the event the loan evidenced by this note constitutes a consumer credit transaction as defined under Regulation Z of Board of Governors of the Federal Reserve System, then the maximum legal rate referred to herein shall mean 18%, determined on a 365-day basis, unless the loan amount exceeds $500,000, in which event the maximum permissible legal rate shall mean 25%, determined on a 365-day basis. Principal and interest shall be payable as follows:

            Interest on the principal balance outstanding from time to time shall be paid on April 14, 1997 and on the 14th day of each month thereafter, and on April 14, 1998 the entire outstanding principal balance hereof, together with any accrued and unpaid interest thereon, shall be paid.

            Notwithstanding the foregoing, the entire unpaid principal balance of this note, together will all accrued interest, shall be due and payable on demand at any time subsequent to July 14, 1997.

         All payments shall be applied first to accrued interest and then to principal. In the event the Obligor has not drawn the entire principal sum of this note, additional sums may be drawn up to the original principal sum hereof. In the event the parties intend this note to evidence a revolving credit arrangement (such intention being indicated in the appropriate space above), the Obligors may draw the entire principal sum thereof, from time to time, and the outstanding balance due hereunder shall accordingly increase or decrease, so long as the aggregate outstanding principal balance shall not at any time exceed the original principal sum hereof.

         As used in this instrument, the term "Collateral" shall refer to those items specifically scheduled in this note together with all property of each Obligor that for any purpose, whether in trust for any Obligor or for custody, pledge, collection or otherwise, is now or hereafter in the actual or constructive possession of, or in transit to, the Holder in any capacity, its correspondents or agents, and the right of set-off against all deposits and credits of each Obligor with, and all claims of each Obligor against, the Holder at any time existing. With respect thereto, the parties understand that the Holder is authorized at any time without prior notice to apply such Collateral in whole or in part, and in such order as the Holder may elect, to the payment of or as a reserve against one or more of the Obligations (as defined in this instrument), whether other collateral therefor is deemed adequate or not.

         As used in this instrument, the term "Obligations" shall refer to the indebtedness represented by this note and all renewals and substitutions hereof and claims of every nature and description of the Holder against the Obligors whether present or future, contracted with or acquired by the Holder, and whether joint, several, absolute, contingent, matured, unmatured, liquidated, unliquidated, or direct or indirect.

         As security for payment of this note and of all the Obligors, the Obligors jointly and severally give the Holder a continuing lien and security interest in all of the Collateral, including without limitation any property which may be described on the reverse side hereof or on an attached schedule; provided, however, that in the event the Collateral includes the principal dwelling of a consumer (as such terms are described under Regulation Z of the Board of Governors of the Federal Reserve System), the term Obligations shall not include borrowings subsequent hereto with respect to which Holder was required to provide, and did not so provide, a notice of right of rescission pursuant to applicable requirements of Regulation Z of the Board of Governors of the Federal Reserve System.

         The happening of any following events shall constitute a default hereunder: (1) a failure of any Obligor to pay in full any installment payable hereunder promptly when it becomes due; (2) failure of any Obligor to pay in full when due any indebtedness, obligation, or liability to the Holder whatsoever, or any installment thereof or interest thereon; (3) failure of any Obligor to perform any agreement hereunder; (4) the Holder learns that any warranty, representation, certificate or statement of any Obligor (whether contained in this note or not) pertaining to or in connection with this note or the loan or credit evidenced by this note, may not be true; (5) any Obligor becomes insolvent or any insolvency proceedings (as said terms "insolvent" and "insolvency proceedings" are defined in the Uniform Commercial Code of Florida) are instituted or made by or against any Obligor, or application is made for the appointment of a receiver for any Obligor or for any of the assets of any Obligor; (6) the entry of a judgment against any Obligor; (7) the issuing of any levy, attachment or garnishment, or the filing of any lien against any property

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

of any Obligor; (8) the determination by the Holder that a material adverse change has occurred in the financial condition of any Obligor (a) from the conditions set forth in the most recent financial statement of such Obligor heretofore furnished to the Holder, or (b) from the financial condition of such Obligor as heretofore most recently disclosed to the Holder in any manner; (9) failure to do all things necessary to preserve and maintain the value and collectability the Collateral, including but not limited to the payment of taxes and premiums on policies of insurance on the due date without benefit of the grace period; (10) the assignment by any Obligor of an equity in any of the Collateral without written consent of the Holder; (11) the death of any Obligor;
(12) the dissolution, merger, consolidation, or reorganization of any Obligor; or (13) the actual or attempted revocation of his guaranty by an Obligor who has guarantied Obligations hereunder not yet advanced or not yet readvanced under a revolving credit arrangement which may be herein provided.

         Upon the happening of any event of default as defined herein: (1) the entire amount of this note remaining unpaid, less the amount of any prepaid interest or discount and any rebates required by law, shall, at the option of the Holder and without notice or demand, become due and payable forthwith or thereafter. In no event and under no circumstances shall the Holder be entitled hereunder to unaccrued or unearned interest or other charges. In the event of default, after deducting any paid and unaccrued or paid and unearned interest from the principal balance then due, the then unpaid balance hereof and any accrued and unpaid interest shall bear interest from the time of such default at the maximum legal rate permissible, and, regardless of the payment terms of the note, all unpaid interest from the time of such default may be compounded on a monthly basis, the first such compounding to be made 30 days after the default and, thereafter, on the same date of each subsequent month until all Obligations have been paid in full. In no event and under no circumstances shall there be due hereunder, nor shall the Holder be entitled hereunder to receive at any time, any charges not allowed or permitted by law or any interest or interest rate in excess of the maximum allowed by law. In the event that the amount of any charge or payment due hereunder shall create or be deemed to create an interest charge in excess of the maximum permissible legal rate, then the charge of any such excess amount shall be deemed unenforceable and void and its collection shall be waived, without affecting the remainder of the Obligations evidenced hereby, and any such excess amount which may have been paid to the Holder shall be refunded; (2) the Holder may as its option, thereupon or thereafter declare all other Obligations, or any of them selected by the Holder (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind (but with such adjustments, if any, with respect to any interest or other charges as may be provided for in the promissory note or other writing evidencing such Obligation); (3) the Holder shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Florida, or otherwise available to the Holder (including those available under any written instrument in addition to this note relating to any of the Obligations or any security thereof) and, without limiting the generality of the foregoing, the Holder shall have the right, immediately and without further action by it, to set-off against this note all money owed by the Holder in any capacity to each or any Obligor, whether or not due, and also to set-off against all other Obligations of each Obligor to the Holder all money owed by the Holder in any capacity to each or any Obligor; and the Holder shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default or other event even though such charge is made or entered on the books of the Holder subsequent thereto.

         In the event this note evidences a revolving credit arrangement, Obligor requests and authorizes Holder, in the latter's sole discretion; (a) at maturity, or on the business day proceeding maturity, of the loan evidenced hereby, to increase the outstanding principal balance hereunder to the stated original principal amount of this note; and (b) on the business day next following such maturity, to reduce the principal balance to the amount outstanding just prior to such maturity. Obligor agrees that any such action which the Holder in its sole discretion shall take is done so as to exempt, in accordance with applicable regulations or opinions of the Department of Revenue of the State of Florida, the maturing Obligation evidenced by this note from the imposition of documentary stamp tax with respect thereto in the event the Holder agrees to extend the maturity of this note, and that such action by Holder shall in no way indicate approval of a renewal of the loan evidenced by this note.

         In the event that subsequent to the stated maturity hereof the Holder makes an advance for any of the purposes provided for or permitted herein, the provisions of this note shall be applicable with respect to such advance in all respects as if such advance had been made prior to maturity.

         In the event the Holder shall be required at any time to pay additional documentary stamp tax, intangible tax, or other taxation with respect to any transaction contemplated or evidenced by this note, the Obligor shall reimburse the Holder immediately for all costs, including any interest and penalties with respect thereto.

         The Obligor hereby authorizes the Holder, at the Holder's sole discretion, to extend the maturity of this note to a date determined by the Holder as set forth in a written notice mailed to the Obligor at the address shown for the Obligor in the Holder's records, provided that the interest rate and/or payment terms remain the same or are lower than those provided for under the original promissory note evidencing this loan.

         The Obligor represents and verifies to the Holder that the statement of financial condition of the Obligor provided to the Holder is accurate and correct in all material respects; understands that the Holder is relying upon this representation and verification in extending credit to the Obligor; and agrees to provide written notification to Holder promptly upon the occurrence of a material adverse change in Obligor's financial condition from that reflected on the statement of Obligor's financial condition which Obligor provided to the Holder.

         With respect to any and all Obligations, the Obligors severally waive the following (1) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold any Obligor liable on any Obligation; (2) any further reciept for acknowledgement of the Collateral now or hereafter deposited or statement of indebtedness; (3) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be adverse parties. The Obligors severally agree that any Obligations of any Obligor may from time to time, in whole or in part, be renewed, extended, modified, accelerated,

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

compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligations may, from time to time, in whole or in part, be exchanged, sold, or released, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liablity of any Obligor. The Obligors jointly and severally agree to pay all taxes and assesments levied on or with respect to the Obligations, this note, and any Collateral, including but not limited to intangible and documentary stamp taxes, and all filing fees and taxes and all costs of collecting or securing or attempting to collect or secure any Obligations, including attorney's fees, whether or not involving litigation and/or appellate proceedings.

         The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Obligors jointly and severally agree that the holder shall be entitled to all the rights of a holder in due course of a negotiable instrument. This note shall be governed by and construed in accordance with the laws of the State of Florida. Any provision of this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficent if mailed, postage prepaid, to such person's address as it appears on this note, or, if none appears, to any address in the Holder's files. The Holder shall have the right unilaterally to collect patent errors in this note and to fill in any blank spaces herein so as to conform to the terms upon which the loan evidenced hereby is made.

         The Obligors shall be jointly and severally liable for all indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions of this note are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the Holder, its successors and assigns. This note is executed under the seal of each of the Obligors.

         This promissory note and other loan and, if appliable, collateral documentation being executed contemporaneously herewith (collectively, the "Loan Documentation") constitute and evidence the complete understanding between the Holder and the Obligor. All prior and contemporaneous discussions between the Holder and the Obligor, including al representations and promises by the Holder, whether oral or written, are included in and merged in the Loan Documentation. Any modification thereof hereafter whcih is not writing and signed by the Holder and the Obligor shall be void, except that the Holder may in its sole discretion extend the maturity of the loan evidenced by this note for a term specified in a written notification mailed to the Obligor at its address shown on the Holder's records. The Holder may rely on the information, instructions, or other communications (including requests for and directions concerning loan advances) given to the Holder by any Obligor.

         Notwithstanding the fact that a default hereunder may not exist, and without the necessity for notice to or consent of any Obligor, the Holder may allow additions to, reductions or releases or exchanges of, or substitutions for


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

the Collateral or any part thereof. Surrender of this note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for other obligations.

         The Holder shall not be obligted to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against any or all of the Obligors.

         Notwithstanding anyhting herein to the contrary, Holder agrees, by acceptance of this Note, to forebear acceleration of the unpaid prinicipal balance herof (a) for a period of 15 days for the failure of the Obligor to make a payment when due hereunder, and (b) for a period of 30 days in the event of any other default by Obligor in an Obligation hereunder. Such forbearance shall not deny or in any way mitigate the occurence of a default, unless the Obligor, within the applicable forbearance period, cures such default to Holder's statisfaction, in which event the loan shall thereupon be reinstated and restored to good standing in all respects, including the interest rate hereon, effective as of the date of the default.

         Obligor covents to and agrees with the Holder that, for so long as any Obligations under this promissory note shall be outstanding, Holder shall be the primary depository for the buisness accounts of Obligor. Obligor recognizes that such covenant and agreement was an important factor and a material inducement to the Holder in establishing the terms and conditions, including the interest rate, of the loan evidenced by this note. If Obligor violates this covenant and agreement, Holder may elect, upon written notice to any one Obligor mailed to his address as shown of the Holder's records, to increase the interest rate set forth in this note to a rate specified in such notice, which rate shall not exceed one percent annum less than the maximum permissible legal rate, effective from the date of such notice.

         THE OBLIGOR AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER, EACH HEREBY WAIVES (1) ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO, CONTEMPORANEOUSLY WITH OR SUBSEQUENT TO THE SIGNING OF THIS PROMISSORY NOTE; AND
(2) THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE, OR WITH RESPECT TO DEALINGS BETWEEN THE HOLDER AND THE OBLIGOR CONCERNING ANY COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO PROVIDE CREDIT TO THE OBLIGOR.

                              LEE'S PRESCRIPTION SHOPS, INC.


                              By:     /s/ Jose L. Rodriguez, M.D.
                                      ---------------------------------------
                                      Jose L. Rodriguez, M.D., President

                              Address:     2525 S.W. 3rd Avenue
                                           Miami, Florida  33129

                             SCHEDULE OF COLLATERAL

First security interest in all of obligor's accounts recivable, inventory, equipment, furniture, whether now owned or existing or hereafter acquired or arising, wheresoever located, together with any and all proceeds and/or products thereof, more particularly described on Security Agreement executed contempraneously herewith.